CHINA UNITECH GROUP, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Basis of Presentation

On July 2, 2010, China Unitech Group, Inc. (“China Unitech”) entered into a Share Exchange Agreement with Classic Bond Development Limited (“Classic Bond”) and its stockholders, pursuant to which China Unitech acquired all of the issued and outstanding capital stock of Classic Bond Development Limited. in exchange for a total of 19,000,000 shares of our common stock, constituting 95% shares of China Unitech Group, Inc. issued and outstanding common stock at the time of the merger agreement, $0.00001 par value per share.

The acquisition will be accounted for as a reverse merger effected by a share exchange, wherein Classic Bond Development Limited is considered the acquirer for accounting and financial reporting purposes. The entity adoped Classic Bond Development Limited's December 31 year end. Pro forma statements are presented for the year ended December 31, 2009. China Unitech's December 31, 2009 information was estimated using their June 30, 2009 year end less the six months ended December 31, 2008 plus the six months ended December 31, 2009.

The unaudited pro forma consolidated statements of operations reflects the results of operations of the company had the merger occurred on January 1, 2009. The pro forma consolidated statements of operations were prepared as if the transactions were consummated on January 1, 2009. These pro forma consolidated statements of operations have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA BALANCE SHEET AS AT June 30, 2010

	A	B		C						D
	Classic Bond	Junlong		Zhonghefangda			EJE	Combined total		China Unitech
								Classic Bond
	June 30,	June 30,		June 30,			June 30,	June 30,		June 30,		Adjustments
	2010	2010		2010			2010	2010		2010		Debit		Credit	Pro Forma
	Unaudited	Unaudited		Unaudited			Unaudited	Unaudited		Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$129,032	$5,255,524	$			$		5,384,556		$382					$5,384,938
Restricted cash		1,652,322						1,652,322							1,652,322
Rental deposit		177,541						177,541		3,333					180,874
Equipment deposit		15,088						15,088							15,088
Inventory		216,983						216,983							216,983

Total current assets	129,032	7,317,458		0			0	7,446,490		3,715					7,450,205

Plant and equipment, net		4,591,473						4,591,473		0					4,591,473
Intangible assets		135,222						135,222							135,222
Investment in Zhonghefanda	129,032				E		-129,032	0							0

Total assets	$258,064	$12,044,153		$0			-129,032 $	12,173,185		$3,715					$12,176,900

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Short term loan		$146,873	$			$		146,873	$						$146,873
Accounts payable		56,678						56,678		5,975					62,653
Deferred revenue		727,543						727,543							727,543
Payroll and payroll related liabilities		117,591						117,591							117,591
Income and other taxes payable		778,335						778,335							778,335
Accrued expenses		60,573						60,573							60,573
Amount due to a director		200,970						200,970		42,000 G		42,000			200,970
Acquisition consideration payable		148,618						148,618							148,618
Subscription payable	129,032				F		-129,032	0							0

Total current liabilities	129,032	2,237,181		0			-129,032	2,237,181		47,975					2,243,156

Stockholders' Equity:
Preferred stock, $0.00001 par value; authorized 100,000,000 shares, issued and outstanding	0	0						0		0					$0
Common stock, $0.00001 par value; authorized 100,000,000 shares, issued and outstanding 20,200,000 and 20,200,000 shares, respectively	258,064	1,367,222		129,032	E		-129,032	1,625,286		62	H	1,625,146			202
Additional Paid-In-Capital		0						-		112,479			G	42,000
								-					H	1,625,146
								-			I	156,801			1,622,824
Subscription receivable				-129,032	F		129,032	0		-					0
Statutory reserves		718,744						718,744		-					718,744
Retained earnings	-129,032	7,469,962						7,340,930		-156,801			I	156,801	7,340,930
Accumulated other comprehensive income		251,044						251,044							251,044

Total stockholders’ equity	129,032	9,806,972		0			0	9,936,004							9,933,744

Total liabilities and stockholders’ equity	$258,064	12,044,153		0			-129,032	12,173,185							12,176,900

Notes to Unaudited Pro Forma Combined Financial Information:

On July 2, 2010, Unitech entered into a share exchange agreement, or the Share Exchange Agreement, with Classic Bond and its shareholders, a BVI company who was the sole shareholder of Junlong. Pursuant to the Share Exchange Agreement, on July 2, 2010, Unitech acquired 100% of the issued and outstanding capital stock of Classic Bond in exchange for 19,000,000 newly issued shares of our common stock, par value $0.00001 per share, which constituted 95% of the issued and outstanding common stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement. `

Assumptions and Adjustments:

A - Financial Statements as of June 30, 2010 of Classic Bond

B - Financial Statements as of June 30, 2010 of Junlong

C - Financial Statements as of June 30, 2010 of Zhonghefangda

D - Financial Statements as of June 30, 2010 of China Unitech

E - Elimination of share capital of Zhonghefanda

F - Elimination of subscription receivable & subscription payable

G - On July 2, 2010, principal shareholder and director of Unitech forgives debt due to him

H - On July 2, 2010, the Classic Bond shareholders delivered to Unitech its Classic Bond common stock free and clear of all liens, in exchange for 19,000,000 newly issued shares of Unitech's common stock, par value $0.00001 per share. There are 20,200,000 shares outstanding after the merger

I - Adjustment to Retained earnings to reflect the reverse acquisiton

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2010

	A	B	C		D
	Classic Bond	Junlong	Zhonghefangda	Combined total	China Unitech
				Classic Bond
	Three moths ended	Three moths ended	Three moths ended	Three moths ended	Three moths ended	Adjustments
	June 30, 2010	June 30, 2010	June 30, 2010	June 30, 2010	June 30, 2010	Debit	Credit	Pro Forma

Revenue	$-	$4,581,308	-	4,581,308	$-			$4,581,308

Cost of revenue
Depreciation	-	358,369	-	358,369	-			358,369
Salary	-	260,008	-	260,008	-			260,008
Rent	-	235,781	-	235,781	-			235,781
Utility	-	370,164	-	370,164	-			370,164
Business tax and surcharge	-	1,083,303	-	1,083,303	-			1,083,303
Others	-	199,801	-	199,801	-			199,801
	-	2,507,426	-	2,507,426	-			2,507,426
Gross profit	-	2,073,882	-	2,073,882	-			2,073,882

Operating Expenses								-
								-
Selling expenses	-	-	-	-	-			-
General and administrative expenses	129,032	84,277	-	213,309	9,657			222,966
								-
Total operating expenses	129,032	84,277	-	213,309	9,657			222,966

Income from operations	(129,032)	1,989,605	-	1,860,573	(9,657)			1,850,916

Non-operating income (expenses)

Interest income	-	2,460	-	2,460	-			2,460
Other income	-	-	-	-	-			-
Interest expenses	-	(5,854)	-	(5,854)	-			(5,854)
Other expenses	-	(62)	-	(62)	-			(62)
				-				-
Total other income (expenses)	-	(3,456)	-	(3,456)	-			(3,456)

Net income before income taxes	(129,032)	1,986,149	-	1,857,117	(9,657)			1,847,460
Income taxes	-	434,657	-	434,657	-			434,657

Net income	$(129,032)	$1,551,492	$-	1,422,460	$(9,657)			$1,412,803

Other comprehensive income				-
Foreign currency translation	-	38,927	-	38,927	-			38,927
Comprehensive income	$(129,032)	$1,590,419	$-	1,461,387	$(9,657)			$1,451,730

Income per share								$0.07

Weighted average Common Stock outstanding								20,200,000

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2010

	A	B		C		D
	Classic Bond	Junlong		Zhonghefangda	Combined total	China Unitech
					Classic Bond
	Six moths ended	Six moths ended		Six moths ended	Six moths ended	Six moths ended	Adjustments
	June 30, 2010	June 30, 2010		June 30, 2010	June 30, 2010	June 30, 2010	Debit	Credit	Pro Forma

Revenue	$-	$8,302,413	$	- $	8,302,413	$-			$8,302,413

Cost of revenue
Depreciation	-	689,999		-	689,999	-			689,999
Salary	-	488,531		-	488,531	-			488,531
Rent	-	442,480		-	442,480	-			442,480
Utility	-	714,213		-	714,213	-			714,213
Business tax and surcharge	-	1,963,471		-	1,963,471	-			1,963,471
Others	-	368,871.00		-	368,871.00	-			368,871.00
	-	4,667,565		-	4,667,565	-			4,667,565
Gross profit	-	3,634,848		-	3,634,848	-			3,634,848

Operating Expenses									-
									-
Selling expenses	-	-		-	-	-			-
General and administrative expenses	129,032	146,950		-	275,982	15,778			291,760
									-
Total operating expenses	129,032	146,950		-	275,982	15,778			291,760

Income from operations	(129,032)	3,487,898		-	3,358,866	(15,778)			3,343,088

Non-operating income (expenses)

Interest income	-	2,460		-	2,460	-			2,460
Other income	-	-		-	-	-			-
Interest expenses	-	(4,713)		-	(4,713)	-			(4,713)
Other expenses	-	(33)		-	(33)	-			(33)
					-				-
Total other income (expenses)	-	(2,286)		-	(2,286)	-			(2,286)

Net income before income taxes	(129,032)	3,485,612		-	3,356,580	(15,778)			3,340,802
Income taxes	-	768,521		-	768,521	-			768,521

Net income	$(129,032)	$2,717,091 $		-	$2,588,059	$(15,778)			$2,572,281

Other comprehensive income					-
Foreign currency translation	-	40,049		-	40,049	-			40,049
Comprehensive income	$(129,032)	$2,757,14		$-	$2,628,108	$(15,778)			$2,612,330

Income per share									$0.13

Weighted average Common Stock outstanding									20,200,000

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

PRO FORMA STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR YEAR ENDED DECEMBER 31, 2009

	A	B		D
	Classic Bond	Junlong	Combined total	China Unitech
			Classic Bond
	year ended	year ended	year ended	year ended	Adjustments
	December 31, 2009	December 31, 2009	December 31, 2009	December 31, 2009	Debit	Credit	Pro Forma

Revenue	$-	$14,038,931	$14,038,931	$-			$14,038,931

Cost of revenue
Depreciation	-	1,276,415	1,276,415	-			1,276,415
Salary	-	830,944	830,944	-			830,944
Rent	-	814,954	814,954	-			814,954
Utility	-	1,367,545	1,367,545	-			1,367,545
Business tax and surcharge	-	3,319,554	3,319,554	-			3,319,554
Others	-	800,115	800,115.00	-			800,115.00
	-	8,409,527	8,409,527	-			8,409,527
Gross profit	-	5,629,404	5,629,404	-			5,629,404

Operating Expenses							-
							-
Selling expenses	-	-	-	-			-
General and administrative expenses		166,141	166,141	41,304			207,445
							-
Total operating expenses	-	166,141	166,141	41,304			207,445

Income from operations	-	5,463,263	5,463,263	(41,304)			5,421,959

Non-operating income (expenses)

Interest income	-	-	-	-			-
Other income	-	-	-	-			-
Interest expenses	-	(819)	(819)	-			(819)
Other expenses	-	(5,733)	(5,733)	-			(5,733)
			-				-
Total other income (expenses)	-	(6,552)	(6,552)	-			(6,552)

Net income before income taxes	-	5,456,711	5,456,711	(41,304)			5,415,407
Income taxes	-	1,068,262	1,068,262	-			1,068,262

Net income	$-	$4,388,449	$4,388,449	$(41,304)			$4,347,145

Other comprehensive income			-
Foreign currency translation	-	8,958	8,958	0			8,958
Comprehensive income	$-	$4,397,407	$4,397,407	$(41,304)			$4,356,103

Income per share							$0.22

Weighted average Common Stock outstanding							20,200,000

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
PRO FORMA BALANCE SHEET AS AT
December 31, 2009

	A	B		C			D
	Classic Bond	Junlong		Zhonghefangda	Combined total		China Unitech
					Classic Bond
	December 31,	December 31,		December 31,	December 31,		December 31,		Adjustments
	2009	2009		2009	2009		2009		Debit		Credit	Pro Forma
	Unaudited	Unaudited		Unaudited	Unaudited		Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$6,452	$3,055,404	$		$3,061,856		$1,442					$3,063,298
Restricted cash		1,645,411			1,645,411							1,645,411
Rental deposit		144,504			144,504		8,334					152,838
Equipment deposit		81,217			81,217							81,217
Inventory		204,971			204,971							204,971

Total current assets	6,452	5,131,507		0	5,137,959		9,776					5,147,735

Plant and equipment, net		3,572,696			3,572,696		0					3,572,696
Intangible assets		0			0							0
Investment in Zhonghefanda					0							0

Total assets	$6,452	$8,704,203		$0	$8,710,655		$9,776					$8,720,431

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Short term loan		$146,259	$		$146,259	$						$146,259
Accounts payable		33,979			33,979		6,258					40,237
Deferred revenue		775,985			775,985							775,985
Payroll and payroll related liabilities		124,390			124,390							124,390
Income and other taxes payable		525,470			525,470							525,470
Accrued expenses		43,126			43,126							43,126
Amount due to a director		5,162			5,162		32,000	F	32,000			5,162
Acquisition consideration payable		0			0							0
Subscription payable					0							0

Total current liabilities	0	1,654,371		0	1,654,371		38,258					1,660,629

Stockholders' Equity:
Preferred stock, $0.00001 par value; authorized 100,000,000 shares, issued and outstanding 0		0			0		0					$0
Common stock, $0.00001 par value; authorized 100,000,000 shares, issued and outstanding 20,200,000 and 20,200,000 shares, respectively	6,452	1,367,222			1,373,674		62					-128,830
								G	1,502,566
Additional Paid-In-Capital		0			-		112,479			F	32,000	1,506,022
					-					G	1,502,566
					-			H	141,023
					-							0
Subscription receivable					0		-					0
Statutory reserves		718,744			718,744		-					718,744
Retained earnings		4,752,871			4,752,871		-141,023			H	141,023	4,752,871
Accumulated other comprehensive income		210,995			210,995		0					210,995

Total stockholders’ equity	6,452	7,049,832		0	7,056,284		-28,482					7,059,802

Total liabilities and stockholders’ equity	$6,452	$8,704,203		$0	$8,710,655		$9,776					$8,720,431

Notes to Unaudited Pro Forma Combined Financial Information:

On July 2, 2010, Unitech entered into a share exchange agreement, or the Share Exchange Agreement, with Classic Bond and its shareholders, a BVI company who was the sole shareholder of Junlong. Pursuant to the Share Exchange Agreement, on July 2, 2010, Unitech acquired 100% of the issued and outstanding capital stock of Classic Bond in exchange for 19,000,000 newly issued shares of our common stock, par value $0.00001 per share, which constituted 95% of the issued and outstanding common stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement. `

Assumptions and Adjustments:

A - Financial Statements as of December 31, 2009 of Classic Bond

B - Financial Statements as of December 31, 2009 of Junlong

C - Financial Statements as of December 31, 2009 of Zhonghefangda

D - Financial Statements as of December 31, 2009 of Classic Bond

E - Value of assets and liabilities of Unitech as of December 31, 2009 acquired in transaction

F - On July 2, 2010, principal shareholder and director of Unitech forgives debt due to him

G - On July 2, 2010, the Classic Bond shareholders delivered to Unitech its Classic Bond common stock free and clear of all liens, in exchange for 19,000,000 newly issued shares of Unitech's common stock, par value $0.00001 per share. There are 20,200,000 shares outstanding after the merger

H - Adjustment to Retained earnings to reflect the reverse acquisition